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                                                                    EXHIBIT 10.1

                              THE DIAL CORPORATION
                            1996 STOCK INCENTIVE PLAN
                      (AMENDED AND RESTATED JULY 27, 2003)

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SECTION 1.        PURPOSE; DEFINITIONS.

         The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors and to provide the Company and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

         (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee as such.

         (b) "Award" means Stock Appreciation Right, Stock Option or Restricted Stock.

         (c)      "Board" means the Board of Directors of the Company.

         (d) "Cause" means (1) the conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties or (3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee will have the sole discretion to determine whether "Cause" exists, and its determination will be final.

         (e) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 8(b) and (c), respectively.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (g) "Commission" means the Securities and Exchange Commission or any successor agency.

         (h)      "Committee" means the Committee referred to in Section 2.

         (i) "Common Stock" means common stock, par value $0.01 per share, of the Company.

         (j)      "Company" means The Dial Corporation, a Delaware corporation.

         (k) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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         (l)      "Distribution" means the distribution of shares of Company
Common Stock by The Dial Corp (which, in connection with such distribution, will be renamed "Viad Corp," herein referred to as "Old Dial") to the holders of common stock of Old Dial, par value $1.50 per share.

         (m) "Distribution Agreement" means the Distribution Agreement, dated as of July 25, 1996, by and among Old Dial, the Company and Exhibitgroup Inc.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (o) "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national exchange on which the Stock is listed or on the NASDAQ National Market System or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock will be determined by the Committee in good faith.

         (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (q) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (s) "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock. In the case of Qualified Performance-Based Awards, such goals (1) will be based on the attainment of specified levels of one or more of the following measures: earnings per share, sales, net profit after tax, gross profit, operating profit, cash generation, unit volume, return on equity, change in working capital, return on capital, stockholder return or such other performance measures as the Committee selects and discloses to stockholders in connection with stockholder approval for purposes of Section 162(m) of the Code and related regulations and (2) will be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

         (t) "Plan" means The Dial Corporation 1996 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

         (u) "Preferred Stock" means preferred stock, par value $0.01, of the Company.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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         (v)      "Qualified Performance-Based Awards" means an Award of
Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (1) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (2) the Committee wishes such Award to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C).

         (w) "Replacement Awards" means Stock Options granted to replace outstanding options to purchase Old Dial common stock pursuant to the Distribution Agreement.

         (x)      "Restricted Stock" means an award granted under Section 7.

         (y) "Retirement" means retirement from active employment under a pension plan of the Company, any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment at or after age 55 under circumstances which the Committee, in it sole discretion, deems equivalent to retirement.

         (z) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         (aa)     "Stock" means the Common Stock or Preferred Stock.

         (bb)     "Stock Appreciation Right" means a right granted under Section
6.

         (cc)     "Stock Option" means an option granted under Section 5.

         (dd) "Termination of Employment" means the termination of the participant's employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. Transfers among the Company and its subsidiaries and Affiliates, as well as temporary absences from employment because of illness, vacation or leave of absence, will not be considered a Termination of Employment.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.        ADMINISTRATION.

         The Plan will be administered by the Executive Compensation Committee of the Board pursuant to authority delegated by the Board in accordance with the Company's Bylaws. If at any time there is no such Executive Compensation Committee or such

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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Executive Compensation Committee shall fail to be composed of at least two directors each of whom (1) is a Non-Employee Director and (2) is an "outside director" under Section 162(m)(4) of the Code, the Plan will be administered by a Committee selected by the Board and composed of not less than two individuals, each of whom is such a Non-Employee Director and such an "outside director."

         The Committee will have plenary authority to grant Awards pursuant to the terms of the Plan to officers, employees and directors of the Company and its subsidiaries and Affiliates.

         Among other things, the Committee will have the authority, subject to the terms of the Plan:

         (a) to select the officers, directors, employees, advisers and business affiliates to whom Awards may from time to time be granted;

         (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

         (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

         (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any subsidiary or Affiliate) and any vesting acceleration or waiver of forfeiture regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine; provided, however, that the Committee will have no power to accelerate the vesting, or waive the forfeiture, of any Qualified Performance-Based Awards;

         (e) to modify, amend or adjust the terms and conditions, at any time or from time to time, of any Award, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to any Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith; and

         (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award will be deferred.

         The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it from time to time deems advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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         The Committee may act only by a majority of its members then in office, except that the members thereof may (1) delegate to designated officers or employees of the Company such of its powers and authorities under the Plan as it deems appropriate (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to fail to be exempt from Section 16(b) of the Exchange Act) and (2) authorize any one or more members of the Committee or any designated officer or employee of the Company to execute and deliver documents on behalf of the Committee.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award will be made in the sole discretion of the Committee or such delegate(s) at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer(s) or employee(s) pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Plan participants.

SECTION 3.        STOCK SUBJECT TO PLAN.

         The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan shall be 5 million shares, plus the number of shares subject to outstanding Awards under the Plan as of June 27, 2003. The aggregate number of shares of Stock covered by Awards granted to any one participant will not exceed 1,000,000 shares for any consecutive three-year period plus the number of shares necessary to provide new Awards to replace outstanding awards of Old Dial pursuant to the Distribution Agreement ("Replacement Awards"). No more than 9,600,000 shares of Common Stock will be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares subject to an Award under the Plan may be authorized and unissued shares or may be "treasury shares."

         In the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number, or kind, and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number, or kind, of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee or the Board in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Whenever any outstanding Stock Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Stock) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Stock Option or Award, the Stock allocable to the expired, canceled, settled or otherwise terminated portion of the Stock Option or Award may again be the subject of Stock Options or Awards granted hereunder.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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SECTION 4.        ELIGIBILITY.

         Officers, directors, employees, advisers and business affiliates of the Company, its subsidiaries, and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan.

         SECTION 5.        STOCK OPTIONS.

         Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan will be in such form as the Committee may from time to time approve.

         The Committee will have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Qualified Stock Option.

         Stock Options will be evidenced by option agreements, the terms and provisions of which may differ. An option agreement will indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option will occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company will notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant.

         Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such
Section 422.

         Stock Options granted under the Plan will he subject to the following terms and conditions and will contain such additional terms and conditions as the Committee shall deem desirable:

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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         (a)      Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement. It is the intention under the Plan that such option price will not be less than the Fair Market Value of the Stock subject to the Stock Option on the date of grant; provided, however, that (1) the Committee may, from time to time, grant Awards of Stock Options with an exercise price of less than Fair Market Value and (2) the option prices for Replacement Awards will be determined in accordance with the Distribution Agreement.

         (b) Option Term. The term of each Stock Option will be fixed by the Committee, but no Incentive Stock Option may be exercisable more than ten
(10) years after the date the Stock Option is granted.

         (c) Exercisability. Except as otherwise provided herein, Stock Options will be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

         (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

         Such notice must be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. An option agreement may provide that, if approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder which is of the same class as the Stock subject to the Stock Option, in both cases based on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. In addition, an option agreement may provide that in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instruction to the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

         If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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option exercise price will be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

         No shares of Stock will be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee will have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

         (e) Nontransferability of Stock Options. (1) No Stock Option will be transferable by the optionee other than (A) by will or by the laws of descent and distribution or (B) in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). All Stock Options will be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

                  (2) Notwithstanding Section 5(e)(1) above, the Committee may grant Stock Options that are transferable, or amend outstanding Stock Options to make them transferable, by the optionee (any such Stock Option so granted or amended a "Transferable Option") to one or more members of the optionee's immediate family, to partnerships of which the only partners are members of the optionee's immediate family, or to trusts established by the optionee for the benefit of one or more members of the optionee's immediate family. For this purpose the term "immediate family" means the optionee's spouse, children or grandchildren. Consideration may not be paid for the transfer of a Transferable Option. A transferee described in this Section 5(e)(2) will be subject to all terms and conditions applicable to the Transferable Option prior to its transfer. The option agreement with respect to a Transferable Option will set forth its transfer restrictions, such option agreement shall be approved by the Committee, and only Stock Options granted pursuant to a stock option agreement expressly permitting transfer pursuant to this Section 5(e)(2) will be so transferable.

         (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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         (g)      Termination by Reason of Disability or Retirement. If an
optionee's employment terminates by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of five years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such five-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such five-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Other Termination. Unless otherwise determined by the Committee, (1) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee will thereupon terminate and (2) if an optionee incurs a Termination of Employment for any reason other than death, Disability, Retirement, or Cause, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three (3) months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which the Option is being exercised on the effective date of such cash out.

         (j) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 10

the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised.

SECTION 6.        STOCK APPRECIATION RIGHTS.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

         A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee will be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered will no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights will be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (1) Stock Appreciation Rights will be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
         Section 5 and this Section 6.

                  (2) Upon the exercise of a Stock Appreciation Right, an optionee will be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall has been exercised, with the Committee having the right to determine the form of payment.

                  (3) Stock Appreciation Rights will be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
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SECTION 7.        RESTRICTED STOCK.

         (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee will determine the individuals to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

         (b) Awards and Certificates. Shares of Restricted Stock will be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Except as otherwise set forth in a Restricted Stock Agreement, any certificate issued in respect of shares of Restricted Stock will be registered in the name of such participant and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 1996 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the office of The Dial Corporation, 15501 North Dial Boulevard, Scottsdale, Arizona 85260-1619."

         The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon have lapsed and that, as a condition of any Award of Restricted Stock, the participant has delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

         (c) Terms and Conditions. Shares of Restricted Stock will be subject to the following terms and conditions:

                  (1) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it will condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the conditions for grant or vesting and any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided,

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 12

         however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

                  (2)      Subject to the provisions of the Plan (including
         Section 5(d)) and the Restricted Stock Agreement referred to in Section 7(c)(7), during a period set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period") and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

                  (3) Except as provided in this paragraph (3) and Sections 7(c)(1) and (2) and the Restricted Stock Agreement, the participant will have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 11(f) of the Plan,
         (A) dividends consisting of cash, stock or other property (other than Stock) on the class or series of Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock (in the case of stock or other property, based on the fair market value thereof, and the Fair Market Value of the stock, in each case as of the record date for the dividend) held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable to the underlying Restricted Stock, and (B) dividends payable in Stock shall be paid in the form of Restricted Stock of the same class as the Stock with which such dividend was paid and shall be held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable to the underlying Restricted Stock.

                  (4) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(1), 7(c)(2), 7(c)(5) and 8(a)(2), upon a participant's Termination of Employment for any reason during the Restriction Period or before any applicable Performance Goals are met, all shares still subject to restriction shall be forfeited by the participant.

                  (5) Except to the extent otherwise provided in Section 8(a)(2), in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee will have the discretion to waive in whole or in part any or all remaining restrictions (other than, in the case of Restricted Stock which is a Qualified Performance-Based Award, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 13

                  (6) Except as otherwise provided herein or as required by law, if and when applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares will be delivered to the participant upon surrender of legended certificates.

                  (7) Each Award will be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 8.        CHANGE IN CONTROL PROVISIONS.

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

                  (1) Any Stock Options and Stock Appreciation Right outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested will become fully exercisable and vested to the full extent of the original grant.

                  (2) The restrictions and conditions to vesting applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

         (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
         (A), (B) and (C) of subsection (3) of this Section 8(b); or

                  (2) A change in the composition of the Board such that the individuals who, as of the date that the Distribution is effective, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 14

         Section 8(b), that any individual who becomes a member of the Board subsequent to the date that the Distribution is effective, whose election, or nomination for election by the Company's stockholders, was approved by vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms as used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be considered as a member of the Incumbent Board; or

                  (3) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction") (or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the earlier of the obtaining of such consent or the consummation of the Corporate Transaction); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 15

         (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (1) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on the NASDAQ National Market System or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (2) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price will be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration will be determined in the sole discretion of the Board.

SECTION 9.        TERM, AMENDMENT AND TERMINATION.

         The Plan shall terminate on October 31, 2012 and no Award may be granted under the Plan thereafter, provided that the Board may sooner terminate the Plan subject to the limitations contained in this Section 9.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right or Restricted Stock Award theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (b) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

         The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment will
(1) impair the rights of any holder without the holder's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3 or
(2) amend any Qualified Performance-Based Award in such a way as to cause it to cease to qualify for the exemption set forth in Section 162(m)(4)(C). The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

         Subject to the above provisions, the Board will have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 16

SECTION 10.       UNFUNDED STATUS OF PLAN.

         It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         SECTION 11.       GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan will prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

         (c) The adoption of the Plan will not confer upon any employee any right to continued employment nor will it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 17

         (e) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant will be subject to a right of first refusal pursuant to which the participant will be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

         (f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

         (g) The Committee will establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

         (h) Notwithstanding any other provision of the Plan or any agreement relating to any Award hereunder, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests-accounting under APE No. 16 that, but for the nature of such grant, would otherwise be eligible for such accounting treatment, the Committee will have the ability, in its sole discretion, to substitute for the cash payable pursuant to such grant Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

         (i) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 12.       EFFECTIVE DATE OF PLAN

         The Plan shall be effective on August 15, 1996.

SECTION 13.       DIRECTOR STOCK OPTIONS.

         (a) Each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or Affiliates, will be automatically granted Non-Qualified Stock Options to purchase Common Stock having an exercise price per share of Common Stock equal to 100% of Fair Market Value per share of Common Stock at the date of grant of such Non-Qualified Stock Option as follows:
(1) on the date of his or her first election as a director of the Company, which election will be deemed to occur on August 15, 1996 for individuals who become directors of the Company in connection with the Distribution (any such initial grant, an "Initial Grant"), (2) on June 7, 2001 and thereafter annually, on the date of the Annual Stockholders Meeting, during such director's term (the "Annual Grant"), and (3) on the date of the Annual Stockholders Meeting following each five years of completed

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 18

service (the "Refresher Grant"). The number of shares subject to each such Initial Grant, Annual Grant and Refresher Grant, will be equal to the annual retainer fee in effect at the date of the respective grant for nonemployee directors of the Company divided by an amount equal to one-fourth (1/4) of the Fair Market Value of the Common Stock at the date of grant, rounded to the nearest 100 shares. A nonemployee director elected during the course of a year (i.e., on a date other than the date of the Annual Grant) will, in addition to the Initial Grant, receive upon election a grant of Non-Qualified Stock Options prorated for the year in which the election occurs, with the number of shares of Common Stock subject to such Stock Options being equal to (1) the number of shares subject to the Initial Grant multiplied by (2) a fraction the numerator of which is the number of full calendar months from the date of such election through the date of the next Annual Grant and the denominator of which is twelve.

         (b) An automatic director Stock Option will be granted hereunder only if as of each date of grant the director (1) is not otherwise an employee of the Company or any of its subsidiaries or Affiliates, (2) has not been an employee of the Company or any of its subsidiaries or Affiliates for any part of the preceding fiscal year, and (3) has served on the Board continuously since the commencement of his term.

         (c) Except as expressly provided in this Section 13, any Stock Option granted hereunder will be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 5 hereof including, without limitation, the rights set forth in Section 5(j) hereof.

SECTION 14.         DEFERRAL OF STOCK OPTIONS

         (a) The Committee may, in its discretion, permit optionees to elect to defer the issuance of Common Stock upon the exercise of one or more Non-Qualified Stock Options granted pursuant to the Plan (including, but not limited to, Replacement Awards). All such deferrals shall be made by the delivery of a written election (in such form as may be prescribed by the Committee) by an optionee at such time as may be established by the Committee for such purpose and, once made, shall be irrevocable; provided, however, that such election shall (i) be made at least six (6) months prior to the initial exercise in respect of such Non-Qualified Stock Option and (ii) apply to the entirety of such Non-Qualified Stock Option.

         (b) Notwithstanding any other provision of the Plan, the exercise price of a Non-Qualified Stock Option in respect of which a deferral election has been made pursuant to this Section 14 shall be paid by delivery of unrestricted Common Stock owned by the optionee for at least six (6) months prior to the date of exercise or such other Common Stock as the Committee may authorize (the "Previously Owned Shares").

         (c) Upon the exercise of a Non-Qualified Stock Option in respect of which a deferral election has been made, a number of shares equal to the number of shares of Common Stock which would otherwise have been received by the optionee in excess of the

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THE DIAL CORPORATION
1996 STOCK INCENTIVE PLAN
PAGE 19

Previously Owned Shares if such deferral election had not been made (the "Deferred Shares") shall be credited to an account maintained on behalf of the optionee pursuant to the Plan; provided, however, that, subject to Section 10, the Company may (but shall not be required to) actually cause shares of Common Stock to be delivered to one or more trusts or other arrangements to satisfy its obligations created under the Plan to deliver Deferred Shares to optionees.

         (d)      Upon the making of a deferral election pursuant to this
Section 14, an optionee shall elect on a form and in such manner as the Committee shall prescribe the time or times at which the Deferred Shares shall be delivered to the optionee (or, in the event of the optionee's death, to his or her beneficiary). Notwithstanding the election by an optionee, upon Termination of an optionee's employment for Cause, all Deferred Shares shall be delivered to such optionee in a lump sum as promptly as practicable after his or her Termination.

                                     - 19 -